Exhibit 99.1

EXECUTION COPY

GRAPHIC PACKAGING INTERNATIONAL, INC.,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK,
as administrative agent

and

J.P. MORGAN SECURITIES INC.,
as sole lead arranger and sole bookrunner

FIRST AMENDMENT TO THE CREDIT AGREEMENT

$1,256,250,000 TRANCHE C TERM LOAN FACILITY

October 1, 2004

FIRST AMENDMENT, dated as of October 1, 2004 (this “First Amendment”), to the Credit Agreement, dated as of August 8, 2003 (the “Credit Agreement”), among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Tranche C Term Loan Lenders (as defined below), the “Lenders”), JPMORGAN CHASE BANK, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement (i) to provide for the Term Loan Refinancing (as defined herein) and (ii) as otherwise more fully described herein;

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrower has asked J.P. Morgan Securities Inc. to act as exclusive sole lead arranger and sole bookrunner for this First Amendment and J.P. Morgan Securities Inc. has agreed to serve in such capacity;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.     Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.     Amendments to Subsection 1.1.

(a)           Subsection 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

“Applicable Margin”:  (a) as applied to any given type of Revolving Credit Loans, the rate per annum determined pursuant to the Pricing Grid, all as more particularly set forth in the two immediately succeeding sentences and (b) as applied to any given type of Term Loans, the rate per annum is determined as follows:  during the period from the First Amendment Effective Date until the first Adjustment Date thereafter, the Applicable Margin in respect of the Term Loans shall equal (i) with respect to ABR Loans, 1.50% per annum and (ii) with respect to Eurodollar Loans, 2.50% per annum.  The Applicable Margins in respect of Revolving Credit Loans and Term Loans will be adjusted on each subsequent Adjustment Date to the applicable rate per annum set forth under the heading “Applicable Margin for ABR Loans” or “Applicable Margin for Eurodollar Loans” on the applicable Pricing Grid which corresponds to the Consolidated Leverage Ratio determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

(1)           if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of Revolving Credit Loans and Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (3) below, be the Applicable Margin as so increased;

(2)           if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

(3)           if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, (x) the Applicable Margin in respect of Revolving Credit Loans shall be 2.00% per annum, in the case of ABR Loans, and 3.00% per annum, in the case of Eurodollar Loans, and (y) the Applicable Margin in respect of Term Loans shall be 1.50% per annum, in the case of ABR Loans, and 2.50% per annum, in the case of Eurodollar Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

In addition, at all times while an Event of Default shall have occurred and be continuing, the Applicable Margin shall not decrease from that previously in effect as a result of the delivery of such financial statements and certificate.

“Commitment”:  as to any Lender, the sum of the Term Loan Commitment and the Revolving Credit Commitment of such Lender.

“Continuing Term Loan Lender”:  any Lender which holds Original Term Loans prior to the First Amendment Effective Date and a Tranche C Term Loan from and after the First Amendment Effective Date.  Any Continuing Term Loan Lender shall be deemed to be a Tranche C Term Loan Lender from and after the First Amendment Effective Date.

“Converted Term Loan”:  as defined in subsection 2.5(b) hereof.

“Facility”:  each of (a) the Term Loan Commitments and the Term Loans made thereunder (the “Term Loan Facility”) and (b) the Revolving Credit Commitments and the extensions of credit made thereunder.

“First Amendment”:  the First Amendment, dated as of October 1, 2004 to this Agreement.

“First Amendment Effective Date”:  the date on which the conditions precedent set forth in Section 22 of the First Amendment shall have been satisfied or waived, which date is October 1, 2004.

“Lender Addendum”:  as defined in Section 22 of the First Amendment.

“Loan”:  a Revolving Credit Loan, a Term Loan or a Swing Line Loan, as the context shall require; collectively, the “Loans”.

“Notes”:  the collective reference to the Revolving Credit Notes, the Term Notes and the Swing Line Note.

“Original Term Loan Commitment”:  as to any Existing Lender, the obligation of such Existing Lender to make an Original Term Loan to the Borrower hereunder on the Closing Date.  The original aggregate amount of the Original Term Loan Commitment was $1,275,000,000.

“Original Term Loans”:  the term loans made to the Borrower pursuant to this Agreement on the Closing Date.  As of the First Amendment Effective Date, each of the Original Term Loan Commitments and the aggregate outstanding principal amount of Original Term Loans is $0.

“Original Term Loan Lenders”:  Lenders which hold Original Term Loans immediately prior to the First Amendment Effective Date.

“Other Representatives”:  each of J.P. Morgan Securities Inc., in its respective capacities as sole bookrunner and sole lead arranger of the Tranche C Term Loan Commitments/Conversions hereunder and as joint bookrunner and joint lead arranger of the Original Term Loan Commitments and the Revolving Credit Commitments hereunder, Deutsche Bank Securities Inc., in its respective capacities as joint bookrunner and joint lead arranger of the Original Term Loan Commitments and the Revolving Credit Commitments hereunder and as Syndication Agent, Goldman Sachs Credit Partners L.P., in its capacity as a Documentation Agent, Morgan Stanley Senior Funding, Inc., in its capacity as a Documentation Agent, and the Issuing Lender, in its capacity as such.

“Term Loan Commitments”:  prior to the First Amendment Effective Date, the Original Term Loan Commitments; and from and after the First Amendment Effective Date, the Tranche C Term Loan Commitments/Conversions.

“Term Loan Facility”:  as defined in the definition of the term “Facility” in this subsection 1.1.

“Term Loan Lenders”:  prior to the First Amendment Effective Date, the Original Term Loan Lenders; and from and after the First Amendment Effective Date, the Tranche C Term Loan Lenders.

“Term Loan Percentage”:  as to any Term Loan Lender at any time, the percentage which such Lender’s Term Loan Commitment constitutes of the aggregate Term Loan Commitment (or, at any time after the First Amendment Effective Date, the percentage which such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of Term Loans then outstanding).

“Term Loan Refinancing”:  the refinancing in full of the outstanding Original Term Loans with the proceeds of the Tranche C Term Loans.

“Term Loans”:  prior to the First Amendment Effective Date, the Original Term Loans; and from and after the First Amendment Effective Date, the Tranche C Term Loans.

“Term Note”:  as defined in subsection 2.6(a) hereof.

“Total Credit Percentage”:  as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments (or, in the case of the termination or expiration of the Revolving Credit Commitments, the Aggregate Outstanding Revolving Credit of the Lenders), aggregate outstanding Term Loans of the Lenders and aggregate unused Term Loan Commitments of the Lenders then constituted by such Lender’s Revolving Credit Commitment (or, in the case of the termination or expiration of the Revolving Credit Commitments, such Lender’s Aggregate Outstanding Revolving Credit), outstanding Term Loans and unused Term Loan Commitments.

“Tranche C Term Loan Commitment/Conversion”:  as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan (or, in the case of a Continuing Term Loan Lender, to convert such Lender’s Original Term Loans as provided for in subsection 2.5(b)) to the Borrower hereunder in a principal amount not to exceed the amount agreed to by the Borrower, the Administrative Agent and such Lender.  The original aggregate amount of the Tranche C Term Loan Commitments/Conversions is $1,256,250,000.

“Tranche C Term Loan Lender”:  each Lender which has a Tranche C Term Loan Commitment/Conversion or which has a Tranche C Term Loan outstanding hereunder.

“Tranche C Term Loans”:  as defined in subsection 2.5(a) hereof.

(b)           The definition of “Conduit Lender” contained in subsection 1.1 of the Credit Agreement is hereby amended by deleting the words “Tranche A Term Loan Commitment, Tranche B” in clause (b) of the second proviso therein.

(c)           The definition of “Interest Period” contained in subsection 1.1 of the Credit Agreement is hereby amended by replacing clause (b)(ii) therein as follows:

(ii) (A) in the case of the Revolving Credit Loans, any Interest Period that would otherwise extend beyond the Termination Date shall (for all purposes other than subsection 4.12) end on the Termination Date and (B) in the case of the Term Loans, any Interest Period that would otherwise extend beyond the Final Maturity Date shall (for all purposes other than subsection 4.12) end on the Final Maturity Date;

(d)           The definition of “Pricing Grid” contained in subsection 1.1 of the Credit Agreement is hereby amended by replacing clause (b) therein as follows:

(b) with respect to Term Loans:

Consolidated Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Eurodollar Loans
Greater than or equal to 4.75 to 1.00	1.50%	2.50%
Less than 4.75 to 1.00	1.25%	2.25%

(e)           The definitions of “Available Tranche A Term Loan Commitment”, “Available Tranche B Term Loan Commitment”, “Prepayment Date”, “Prepayment Option Notice”, “Surplus Payment Amount”,  “Term Loan Commitment Termination Date”, “Tranche A Term Loan”, Tranche A Term Loan Commitment”, “Tranche A Term Loan Lender”, “Tranche A Term Loan Percentage”, “Tranche A Term Note”, “Tranche B Prepayment Amount” “Tranche B Term Loan”, “Tranche B Tern Loan Commitment”, Tranche B Term Loan Lender”, Tranche B Term Loan Percentage” and “Tranche B Term Note” contained in subsection 1.1 of the Credit Agreement are hereby amended by deleting such definitions in their respective entireties.

3.     Amendment to Subsection 2.5.  Subsection 2.5 of the Credit Agreement is hereby amended in its entirety as follows:

2.5           Tranche C Term Loans.  (a)  The Original Term Loans were made to the Borrower on the Closing Date.  Subject to the terms and conditions hereof, each Tranche C Term Loan Lender and each Continuing Term Loan Lender severally agrees to make a term loan (which, in the case of a Continuing Term Loan Lender, may be made by converting all of such Continuing Term Loan Lender’s Original Term Loans pursuant to clause (b) of this subsection) (collectively, the “Tranche C Term Loans”) to the Borrower on the First Amendment Effective Date in a principal amount not to exceed the amount of such Lender’s Tranche C Term Loan Commitment/Conversion set forth on Schedule I to its Lender Addendum.  The Term Loans may from time to time be (x) Eurodollar Loans in Dollars, (y) ABR Loans or (z) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.8 and 4.2.

(b)           In connection with the making of the Tranche C Term Loans pursuant to clause (a) above, by delivering notice to the Administrative Agent three Business Days prior to the First Amendment Effective Date, any Continuing Term Loan Lender may elect to make all of such Lender’s Tranche C Term Loan requested by the Borrower in accordance with subsection 2.8 to be made on the First Amendment Effective Date by converting all of the outstanding principal amount of the Original Term Loans held by such Lender into Tranche C Term Loans (each, a “Converted Term Loan”).  On the First Amendment Effective Date, the Converted Term Loans shall be converted for all purposes of this Agreement into Tranche C Term Loans, and the Administrative Agent shall record in the Register the aggregate amounts of Converted Term Loans converted into Tranche C Term Loans.  Any written notice to the Administrative Agent delivered by an applicable Lender pursuant to this subsection shall specify the amount of such Lender’s Tranche C Term Loan Commitment/Conversion and the principal amount of the Original Term Loans held by such Lender that are to be converted into Tranche C Term Loans.

(c)           Notwithstanding any provision of this Agreement, the provisions of subsections 4.10, 4.11, 4.12, 4.13 and 11.5 as in effect immediately prior to the First Amendment Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the First Amendment Effective Date.

4.     Amendment to Subsection 2.6.  Subsection 2.6 of the Credit Agreement is hereby amended in its entirety as follows:

2.6  Tranche C Term Notes.  (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche C Term Loan Lender made on or prior to the First Amendment Effective Date or in connection with any assignment pursuant to subsection 11.6(b), in order to evidence such Lender’s Tranche C Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Term Note”), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche C Term Loan Lender and in a principal amount equal to the lesser of (i) the amount set forth on Schedule I to such Lender’s Lender Addendum as its Tranche C Term Loan Commitment/Conversion and (ii) the unpaid principal amount of the Tranche C Term Loans made by such Tranche C Term Loan Lender to the Borrower.  Each Term Note shall (x) be dated the First Amendment Effective Date, (y) be payable as provided in subsection 2.6(b) and (z) provide for the payment of interest in accordance with subsection 4.1.

(b)  The aggregate Tranche C Term Loans of all the Tranche C Term Loan Lenders shall be payable in consecutive semi-annual installments (subject to reduction as provided in subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of the Tranche C Term Loans then outstanding):

Date	Amount

December 31, 2004	$6,281,250
June 30, 2005	$6,281,250
December 31, 2005	$6,281,250
June 30, 2006	$6,281,250
December 31, 2006	$6,281,250
June 30, 2007	$6,281,250
December 31, 2007	$6,281,250
June 30, 2008	$6,281,250
December 31, 2008	$6,281,250
June 30, 2009	$6,281,250
December 31, 2009	$6,281,250
Final Maturity Date	$1,187,156,250

5.     Amendment to Subsection 2.7.  Subsection 2.7 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting “2.7 [Intentionally Omitted.]” in lieu thereof.

6.     Amendment to Subsection 2.8.  Subsection 2.8 of the Credit Agreement is hereby amended in its entirety as follows:

2.8  Procedure for Term Loan Borrowing.  The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:30 P.M., New York City time), at least (a) three Business Days prior to the First Amendment Effective Date if all or any part of the Tranche C Term Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the First Amendment Effective Date in all other cases requesting that the Tranche C Term Loan Lenders and Continuing Term Loan Lenders make the Tranche C Term Loans (which, in the case of a Continuing Term Loan Lender, may be made by converting Converted Term Loans into Tranche C Term Loans) on the First Amendment Effective Date and specifying (i) the amount to be borrowed, (ii) whether the Tranche C Term Loans are to be initially Eurodollar Loans, ABR Loans or a combination thereof and (iii) if the Tranche C Term Loans are to be entirely or partly Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor.  Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof.  Each Tranche C Term Loan Lender will (except, with respect to any Continuing Term Loan Lender, to the extent of any of its Original Term Loans converted into Tranche C Term Loans pursuant to subsection 2.5(b)) make the amount of its pro rata share of the Tranche C Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 11.2 prior to 10:00 A.M., New York City time, on the First Amendment Effective Date in Dollars and in funds immediately available to the Administrative Agent.  The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders and in like funds as received by the Administrative Agent.

7.     Amendment to Subsection 2.9.  Subsection 2.9 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting in lieu thereof the following:

(a)  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of:  (i) each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Lender made to the Borrower, on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans made to the Borrower, on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 9); and (iii) each Term Loan Lender, the amounts specified in subsection 2.6(b) (or, if less in any case, the aggregate amount of the Term Loans made to the Borrower then outstanding), on the dates set forth in subsection 2.6(b) (or such earlier date on which the Term Loans become due and payable pursuant to Section 9).  The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

8.     Amendment to Subsection 4.1(d).  Subsection 4.1(d) of the Credit Agreement is hereby amended in its entirety as follows:

(d)  Interest shall be payable in arrears on each Interest Payment Date, provided that (i) interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand and (ii) all unpaid interest through the First Amendment Effective Date on Converted Term Loans shall be deemed to be due on the First Amendment Effective Date.

9.     Amendment to Subsection 4.2.  Subsection 4.2 of the Credit Agreement is hereby amended in its entirety as follows:

4.2.  Conversion and Continuation Options. (a)  The Borrower may elect from time to time to convert outstanding Term Loans and Revolving Credit Loans from Eurodollar Loans to ABR Loans by giving the Administrative Agent at least two Business Days’ prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto.  The Borrower may elect from time to time to convert outstanding Term Loans and Revolving Credit Loans from ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days’ prior irrevocable notice of such election.  Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor.  Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof.  All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Borrower that no such conversions may be made and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to either the Termination Date (in the case of conversions of Revolving Credit Loans) or the Final Maturity Date (in the case of Term Loans).

(b)  Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in subsection 1.1, provided that no Eurodollar Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and, in the case of any Default, the Administrative Agent has given notice to the Borrower that no such continuations may be made or (ii) after the date that is one month prior to either the Termination Date (in the case of continuations of Revolving Credit Loans) or the Final Maturity Date (in the case of Term Loans), and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.  Upon receipt of any such notice of continuation pursuant to this subsection 4.2(b), the Administrative Agent shall promptly notify each affected Lender thereof.

10.   Amendments to Subsection 4.4.

(a)   Subsection 4.4(a) of the Credit Agreement is hereby amended in its entirety, as follows:

(a)  The Borrower may at any time and from time to time prepay the Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account, in whole or in part, without premium or penalty, upon at least three Business Days’ irrevocable notice by the Borrower to the Administrative Agent (in the case of Eurodollar Loans and Reimbursement Obligations), at least one Business Day’s irrevocable notice by the Borrower to the Administrative Agent (in the case of ABR Loans other than Swing Line Loans) or same-day irrevocable notice by the Borrower to the Administrative Agent (in the case of Swing Line Loans), specifying, in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is (i) of Term Loans, Revolving Credit Loans or Swing Line Loans, or a combination thereof, and (ii) of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations; provided that, during the period from the First Amendment Effective Date to but excluding the first anniversary of the First Amendment Effective Date, any optional prepayment of the Term Loans of any Term Lender using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent issuance or incurrence of syndicated term loans provided by one or more banks or other financial institutions for which the interest rate payable thereon is lower than the Eurodollar Rate on the date of such optional prepayment plus the Applicable Margin with respect to the Term Loans at the time of such optional prepayment shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Term Lender’s Term Loan prepaid (unless such prepayment premium is waived by such Lender).  Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 4.12 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid and, if applicable, the prepayment premium provided for in the preceding sentence.  Partial prepayments of the Term Loans shall be applied pro rata to the respective installments thereof, provided that, notwithstanding the foregoing, any such partial prepayment may, at the option of the Borrower, be first allocated to the installments thereof due in the next twelve months and, thereafter, the remainder of such partial prepayment shall be allocated and applied pro rata to the respective installments of principal thereof.  Partial prepayments of the Revolving Credit Loans and the Reimbursement Obligations pursuant to this subsection shall (unless the Borrower otherwise directs) be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent.  Partial prepayments pursuant to this subsection 4.4(a) shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

(b)   Subsection 4.4(b) of the Credit Agreement is hereby amended by deleting therefrom the words “except as provided in subsection 4.4(j) and”.

(c)   Subsection 4.4(f) of the Credit Agreement is hereby amended in its entirety as follows:

(f)  Prepayments pursuant to subsections 4.4(b), 4.4(c) and 4.4(e) shall be applied, first, to prepay Term Loans then outstanding, second, to prepay Swing Line Loans then outstanding, third, to prepay Revolving Credit Loans then outstanding, fourth, to pay any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent.  Prepayments of Term Loans pursuant to subsections 4.4(b), 4.4(c) and 4.4(e) shall be applied pro rata to the respective installments of principal thereof, provided that, notwithstanding the foregoing, any such payment may, at the option of the Borrower, be first allocated to the installments thereof due in the next twelve months and, thereafter, the remainder of such prepayment shall be allocated and applied pro rata to the respective installments of principal thereof.

(d)   Subsection 4.4(i) of the Credit Agreement is hereby amended by deleting the phrase “subsection 4.4(b), 4.4(c), 4.4(e) or 4.4(j)” in the first sentence thereof and substituting in lieu thereof the phrase “subsection 4.4(b), 4.4(c) or 4.4(e)”.

(e)   Subsection 4.4(j) of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

11.   Amendments to Subsection 4.5.  Subsections 4.5(b) and 4.5(c) of the Credit Agreement are hereby amended by deleting such subsections in their respective entireties and substituting in lieu thereof, in each case, the phrase “[Intentionally Omitted.]”.

12.   Amendments to Subsection 4.8.

(a)   Subsection 4.8(a) of the Credit Agreement is hereby amended by deleting the third and fourth sentences thereof in their respective entireties and substituting in lieu thereof the following:

Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders.

(b)   Subsection 4.8(b) of the Credit Agreement is hereby amended by deleting the words “Revolving Credit Commitment Percentage, Tranche A Term Loan Percentage or Tranche B Term Loan Percentage” in each case where it appears therein and substituting in lieu thereof the words “Revolving Credit Commitment Percentage or Term Loan Percentage”.

13.   Amendment to Subsection 5.17.  Subsection 5.17 of the Credit Agreement is hereby amended by replacing the first and second sentences thereof with the following:

The proceeds of the Tranche C Term Loans shall be used for the Term Loan Refinancing.

14.   Amendment to Section 9.  Section 9 of the Credit Agreement is hereby amended by deleting the phrase “the Revolving Credit Commitments, the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments” in each case where such phrase appears in the sentence immediately following clause (m) thereof and substituting in lieu thereof the phrase “the Revolving Credit Commitments and the Term Loan Commitments”.

15.   Amendment to Subsection 11.1.

(a)   Subsection 11.1(a)(i) of the Credit Agreement is hereby amended by deleting the phrase “Revolving Credit Commitment, Tranche A Term Loan Commitment or Tranche B Term Loan Commitment” therein and substituting in lieu thereof the phrase “Revolving Credit Commitment or Term Loan Commitment”.

(b)   Subsection 11.1(a)(iv) of the Credit Agreement is hereby amended in its entirety as follows:

(iv)  subject to paragraph (i) of this subsection 11.1(a), amend, modify or waive any provision of subsection 2.5 or subsection 2.6 relating to the Term Loan Lenders without the written consent of the Term Loan Lenders, the Term Loan Percentages of which aggregate greater than 50%;

(c)   Subsection 11.1(a)(vi) of the Credit Agreement is hereby amended in its entirety as follows:

(vi)  amend, modify or waive the order of application of prepayment specified in subsection 4.4(f) or the first three sentences of subsection 4.8(a) without the consent of (x) Revolving Credit Lenders, the Revolving Credit Commitment Percentages of which aggregate greater than 50% and (y) Term Loan Lenders, the Term Loan Percentage of which aggregate greater than 50%;

(d)   Subsection 11.1(a)(vii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and renumbering the following subsections accordingly.

(e)   Subsection 11.1(c) of the Credit Agreement is hereby amended by deleting the phrase “Tranche A Term Loans or all outstanding Tranche B” in the first sentence thereof.

16.   Amendment to Subsection 11.5.  Subsection 11.5 of the Credit Agreement is hereby amended by deleting the phrase “Revolving Credit Commitments, Tranche A Term Loan Commitments, Tranche A Term Loans, Tranche B Term Loan Commitments and Tranche B Term Loans” in the first parenthetical in clause (a) thereof and substituting in lieu thereof the phrase “Revolving Credit Commitments, Term Loan Commitments and Term Loans”.

17.   Amendment to Subsection 11.6.

(a)   Subsection 11.6(b)(i) of the Credit Agreement is hereby amended by deleting the phrase “Revolving Credit Commitment, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment” in the first sentence thereof and substituting in lieu thereof the phrase “Revolving Credit Commitment, Term Loan Commitment”.

(b)   Subsection 11.6(b)(ii)(A) of the Credit Agreement is hereby amended by deleting the phrase “Tranche A Term Facility or the Tranche B Term Facility” in the second parenthetical thereof and substituting in lieu thereof the phrase “Term Loan Facility”.

18.   Amendment to Subsection 11.7(a).  Subsection 11.7(a) of the Credit Agreement is hereby amended by deleting the phrase “Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans” in each case where such phrase appears therein and substituting in lieu thereof the phrase “Revolving Credit Loans, Term Loans”.

19.   Amendment to Exhibit A-2.  Exhibit A-2 to the Credit Agreement is hereby amended by deleting such exhibit in its entirety and substituting in lieu thereof the document attached hereto as Exhibit A-2.

20.   Amendment to Exhibit A-3.  Exhibit A-3 to the Credit Agreement is hereby amended by deleting such exhibit in its entirety.

21.   Amendment to Exhibit K.  Exhibit K to the Credit Agreement is hereby amended by deleting such exhibit in its entirety.

22.   Conditions to Effectiveness of this First Amendment.  This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) when the following conditions are satisfied:

(a)   First Amendment to Credit Agreement.  The Administrative Agent shall have received (i) counterparts of this First Amendment, duly executed and delivered by the Borrower and the Administrative Agent and (ii) executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit B hereto (each, a “Lender Addendum”) from each Tranche C Term Loan Lender and the Required Lenders under the Credit Agreement (calculated after giving effect to the assignment of the existing Term Loans from the Existing Lenders to the Tranche C Term Loan Lenders pursuant to subsection 11.6(g) of the Credit Agreement).

(b)   Fees.  The Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date, and all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been presented.

(c)   Security Documents.  The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit C hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

(d)   Term Loan Refinancing.  The Term Loan Refinancing shall have been consummated or arrangements reasonably satisfactory to the Administrative Agent shall have been made for the consummation thereof.  In addition, the Administrative Agent shall have received by intrabank transfer of immediately available funds all accrued interest payable pursuant to subsection 4.1(d) of the Credit Agreement, as amended hereby, and any amounts payable pursuant to subsection 4.12(c) of the Credit Agreement as a result of the Term Loan Refinancing.

(e)   Closing Certificate.  The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date, substantially in the form of Exhibit J to the Credit Agreement, with appropriate insertions and attachments.

(f)    Legal Opinions.  The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, substantially in the form of Exhibit D-1 hereto; and

(ii) the legal opinion of Stephen A. Hellrung, counsel to the Borrower, substantially in the form of Exhibit D-2 hereto.

23.   Prepayment Notice.  The Required Lenders hereby waive the requirements of subsection 4.4(a) of the Credit Agreement to the extent, but only to the extent, such subsection requires more than one Business Day’s notice of repayment to be given in connection with the Term Loan Refinancing.

24.   Assignment.  By its execution and delivery hereof, the Administrative Agent hereby acknowledges its consent to the assignment by the Existing Lenders of their Term Loans to the Tranche C Term Loan Lenders, as provided for in subsection 11.6(g) of the Credit Agreement.

25.   Term Loan Refinancing.  The Borrower hereby irrevocably directs the Administrative Agent (a) to apply the proceeds of the Tranche C Term Loans being funded (and not being converted) immediately upon the receipt thereof to prepay the outstanding principal of each of the Original Term Loans that are not Converted Term Loans and (b) with respect to all Converted Term Loans, to take such action as is deemed necessary or appropriate to effectuate the conversion of such Original Term Loans into Tranche C Term Loans in the manner described in paragraph (b) of subsection 2.5 of the Credit Agreement as amended hereby.

26.   Representations and Warranties.

(a)   No Default.  No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

(b)   Representations and Warranties.  Each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

(c)   Financial Condition.

(i)            The unaudited consolidated balance sheet of Holding and its consolidated Subsidiaries as at June 30, 2004, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly, in all material respects, the consolidated financial condition as at such date, and the consolidated results of operations and consolidated cash flows for the six-month period then ended, of Holding and its consolidated Subsidiaries (subject to the omission of footnotes and normal year-end audit and other adjustments).  All such financial statements, including the related schedules and notes thereto, if any, have been prepared in accordance with GAAP applied consistently throughout the periods covered thereby (except as approved by a Responsible Officer, and disclosed in any such schedules and notes, and subject to the omission of footnotes from such unaudited financial statements).

(ii)  Since December 31, 2003 there has been no development or event that has had or would reasonably be expected to have a Material Adverse Effect.

27.   Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

28.   Continuing Effect of the Credit Agreement.  This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

29.   Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

30.   Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

31.   Integration.  This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

32.   GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:	/s/ W. Scott Wenhold
Name: W. Scott Wenhold
Title: VP & Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent

By:	/s/ William J. Caggiano
Name: William J. Caggiano
Title: Managing Director

Graphic Packaging First Amendment Signature Page

EXHIBIT A-2 TO

CREDIT AGREEMENT

FORM OF TERM NOTE

$	New York, New York
[ ], 2004

FOR VALUE RECEIVED, the undersigned, GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of                            (the “Lender”) and its successors and assigns, at the office of JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a)                                                  DOLLARS ($                        ) and (b) the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to subsection 2.5(a) of the Credit Agreement, which sum shall be payable in accordance with subsection 2.6(b) of the Credit Agreement in consecutive semi-annual installments, commencing on December 31, 2004, each such installment to be in an amount (subject to adjustment as provided therein) equal to the Lender’s Term Loan Percentage of the amount set forth next to the applicable installment date in such subsection 2.6(b) (or, if less in any case, the aggregate amount of the Term Loan then outstanding).

The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rates per annum and on the dates set forth in subsection 4.1 of the Credit Agreement until such principal amount is paid in full (both before and after judgment).

This Term Note is one of the Term Notes referred to in the Credit Agreement, dated as of August 8, 2003, as amended by the First Amendment, dated as of October 1, 2004 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions from time to time parties thereto (including the Lender), Deutsche Bank Securities Inc., as syndication agent, and JPMorgan Chase Bank, as administrative agent for such banks and financial institutions, and is entitled to the benefits thereof, is secured and guaranteed as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein.  Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:
Name:
Title:

EXHIBIT B

[FORM OF]

LENDER ADDENDUM

The undersigned Lender (i) agrees to all of the provisions of the First Amendment, dated as of October       , 2004, to the Credit Agreement, dated as of August 8, 2003 (the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), JPMorgan Chase Bank, as administrative agent for the Lenders thereunder (the “Administrative Agent”), and the other Agents parties thereto and (ii) is or hereby becomes, as the case may be, a party to the Credit Agreement as a Lender, with obligations applicable to such Lender thereunder, including, without limitation, the obligation to maintain its Revolving Loans and Letters of Credit thereunder and the obligation to convert its Original Term Loans into Tranche C Term Loans, or make Tranche C Term Loans to the Borrower, in an aggregate principal amount not to exceed the amount of its Tranche C Term Loan Commitment/Conversion, as set forth on Schedule I hereto, as such amount may be changed from time to time as provided in the Credit Agreement.  Capitalized terms defined in the Credit Agreement shall have their respective defined meanings herein.

(Name of Lender)

By:
Name:
Title:

Dated as of October       , 2004

SCHEDULE I

COMMITMENTS AND NOTICE ADDRESS

Name of Lender:

Tranche C Term Loan Commitment/Conversion: $

Portion of Original Term Loans of Lender to be converted into

Tranche C Term Loans on the First Amendment Effective Date: $

If a new Lender:

Notice Address:

Attention:
Telephone:
Facsimile:

ACKNOWLEDGMENT AND CONFIRMATION

1.             Reference is made to First Amendment, dated as of October 1, 2004 (this “First Amendment”), to the Credit Agreement, dated as of August 8, 2003 (the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Tranche C Term Loan Lenders (as defined in the First Amendment), the “Lenders”), JPMorgan Chase Bank, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.             Each of the parties hereto hereby confirms that the Tranche C Term Loans made under the Credit Agreement pursuant to the First Amendment are “Obligations” that are guaranteed pursuant to the Guarantee and Collateral Agreement in accordance with its terms and agrees that such party’s obligations under the Guarantee and Collateral Agreement shall remain in full force and effect after giving effect to the First Amendment.

3.             THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.             This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GRAPHIC PACKAGING CORPORATION

By:
Name:
Title:

GPI HOLDING, INC.

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:
Name:
Title:

RIVERWOOD INTERNATIONAL MACHINERY, INC.

By:
Name:
Title:

SLEVIN SOUTH COMPANY

By:
Name:
Title:

GOLDEN TECHNOLOGIES COMPANY, INC.

By:
Name:
Title:

GOLDEN EQUITIES, INC.

By:
Name:
Title:

LAUENER ENGINEERING LIMITED

By:
Name:
Title:

Acknowledged and Agreed to as

of the date hereof by:

JPMORGAN CHASE BANK,

as Administrative Agent

By:
Name:
Title: